Exhibit 99.1

NEXEON

Nexeon MedSystems Inc.

Corporate Overview

www.nexeonmed.com

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Safe Harbor Statement 2 This presentation contains forward - looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived. It must be recognized that estimates of the company’s performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company’s plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as “will,” “may,” “plans,” “potential,” “preliminary,” “anticipates”, “believes”, “plans”, “expects”, “future”, “intends” and similar expressions to identify forward - looking statements and projections. You are cautioned that these forward - looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company’s actual results may differ materially from those in the forward - looking statements and projections due to various factors, including those set forth in the sections titled “Risk Factors” in our filing with th e Securities and Exchange Commission. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences. Any forward - looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward looking statements. Except as required by law, we assume no obligation to update or revise these forward - looking statements for any reason, even if new information becomes available in the future

Nexeon Overview

Best-in-Class Device

Neurostimulation device combining current steering, directional leads, closed loop sensing all on a rechargeable platform

Large Addressable Market

Existing $700M market[1] with EU/US reimbursement

Multiple Near-Term Catalysts

CE Mark and FDA approvals pending

2nd product launch in non-invasive vagus nerve stimulation

Protected Platform

~150 patent matters from Medtronic / Siemens

Current Business Highlights

Existing profitable OEM business with long term contracts

[1] *Neuromodulation Devices: Market Size, Segmentation, Growth, Competition and Trends* (1st ed., p. 35, Rep.). (n.d.). DeciBio Consulting, LLC.

PRIVATE AND CONFIDENTIAL

NEXEON MEDSYSTEMS INC. ● www.nexeonmed.com

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NEXEON

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com DBS Market: Our Primary Opportunity 4 9 % CAGR 2015 - 2020 1 US MARKET SHARE 2 MDT STJ BSX OUS MARKET SHARE 2 Large, robust provider network with established $700M+ annual revenue Strong reimbursement Believed to be an underpenetrated market with potentially growing patient base Anemic innovation for over 20 years – industry ripe for disruption Closed - loop stimulation at the forefront for the market 1 Neuromodulation Devices: Market Size, Segmentation, Growth, Competition and Trends (1st ed., p. 35, Rep.). (n.d.). DeciBio Consulting, LLC. 2 Neurostimulation Devices Market Size By Product (Deep Brain, Gastric Electric, Spinal Cord, Sacral Nerve, Vagus Nerve), By Application (Pain Management, Epilepsy, Essential Tremor, Urinary and Fecal Incontinence, Depression, Dystonia, Gastroparesis, Parkinson’s Disease), Indust ry Analysis Report, Regional Outlook (U.S., Canada, Germany, UK, France, Italy, Japan, China, India, Mexico, Brazil, South Africa), Application Development, Compe tit ive Landscape & Forecast, 2017 – 2024 (pp. 1 - 130, Rep. No. GMI436). (2018). Selbyville, Delaware: Global Markets Insights. $590 $643 $701 $764 $833 $910 1 2 3 4 5 6

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Viant ™ Designed to alleviate shortcomings in today’s therapy, resulting in potentially fewer compromises for MD’s and patients 5 TWO - WAY DATA FLOW Existing DBS devices are unable to record brain function necessitating a trial and error adjustment process which relies on a patient’s observable symptoms. This requires multiple doctor visits to achieve optimal stimulation patterns to treat each individual patient. Benefits Designed to detect, measure and collect brain signals while simultaneously providing targeted DBS therapy to reduce the need for poorly reimbursed and lengthy, painful reprogramming visits. Rechargeable technology designed to reduce the number of surgeries for patients and allow unconstrained use of the sensing ability. Data Integration – Designed to record and store large amounts of neural data for the first time, integrated into our cloud based Neural Hub. Asleep Procedure - Using brain signals, patients will have the potential to one day be able to have an implant done under general anesthesia, removing one of the greatest hesitations for patients to undergo the surgery.

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Adaptive DBS 6 • Significant unmet need for alternative to trial - and - error based manual DBS reprogramming • Reduce physician burden • Facilitate use of more complex lead designs, potentially contributing to greater patient benefit Manual Adaptive Basis for Adjustment Observable symptoms and side effects Brain signal detection and measurement Time to Optimization 18 - 32 hours over multiple doctor visits during first year post - procedure Near - real - time, based on defined parameters Lead Design Simple: Cylindrical Contacts Complex: Directional Leads Source: Daria Nesterovich Anderson et al 2017 J. Neural Eng. Algorithmic Reprogramming has the potential to maximize therapeutic benefit while mitigating side effects

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Our Goal: To Address Unmet Needs 7 Uniquely positioned platform, combining all necessary capabilities to advance DBS Rechargeable, one surgery versus multiple Recording designed to enable disease discovery to lower reprogramming time Deliver any conceivable waveform; designed to enable new discoveries and potentially create IP opportunities 16 controllable current source enables customized therapy Pathway to closed loop stimulation, 24/7 patient symptom optimization Directional leads designed to increase efficacy a nd potentially lower side effects Neural Hub Analytics Platform, Dropbox for neurologists designed to make new discoveries and optimize patient care

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Clinical Results 8 Encouraging outcome for both patient & surgeon “The described excellent surgical response adds to the notion that combined thalamic and pallidal DBS is a safe and effective treatment option in selected MDS patients” “The used deep brain stimulation device has proven safe and efficient for the multi - electrode treatment” - C.K.E. Moll, et al: Long - term follow - up of concomitant thalamic and palladial stimulation in a dystonic head tremor patient using the Nuviant Medical Synapse™ System Minimal adverse effects reported after 5 years Data accepted for presentation at EFSSN conference Sept 2016 2017 Acute clinical study, N=6 to optimize signal to noise in LFP recording

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com European Market Sales Goals and Market Size 9 Management’s past experience suggests minimal sales force required to achieve 10% market penetration UK Netherlands Germany Austria France Spain Estimated Targeted Annual Implants 1 Initial Target Hospitals in Each Country Implant 75 - 150 Units Per Year 290+ 200+ 1,700+ 200+ 1,900+ 1,000+ 1 Source: Company Estimates Based on Reasonable Assumptions

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Attractive margins at scale Provider Network US Reimbursement Procedure Established Market Strong Health Economics Potential Opportunity Known Reimbursements Health Economics Strong health economic with rechargeable battery Hospital Competitiveness Attract patients who want asleep procedure Technology Cutting edge technology Competitive Differentiators Average private - pay reimbursement rates Implantable Pulse Generator - Neurostimulator $26,900 Extensions - 8 Channel X2 2,000 Lead - 8 Channel Directional X2 8,000 Patient Programmer 1,190 Charger 2,390 Total System Sales Price $40,480 US Commercialization Summary Patient / Caregiver Value Designed to provide value to patient / caregiver by lowering reprogramming time and visits Profitable for physicians and hospitals 13

Global Neurostimulation Market Expected to Exceed $16 Billion by 2024[1]




$2.6B
$4.5B
$16B
2012
2016
2024

- SCS (Spinal Cord Stimulation)
- SNS (Sacral Nerve Stimulation)
- Others
- DBS (Deep Brain Stimulation)
- VNS (Vagus Nerve Stimulation)

[1]Source: Neurostimulation Devices Market Size By Product (Deep Brain, Gastric Electric, Spinal Cord, Sacral Nerve, Vagus Nerve), By Application (Pain Management, Epilepsy, Essential Tremor, Urinary and Fecal Incontinence, Depression, Dystonia, Gastroparesis, Parkinson's Disease), Industry Analysis Report, Regional Outlook (U.S., Canada, Germany, UK, France, Italy, Japan, China, India, Mexico, Brazil, South Africa), Application Development, Competitive Landscape & Forecast, 2017 – 2024 (pp. 1-130, Rep. No. GMI436). (2018). Selbyville, Delaware: Global Markets Insights.

PRIVATE AND CONFIDENTIAL
NEXEON MEDSYSTEMS INC. • www.nexeonmed.com
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NEXEON

Competitive Landscape and Fit

	Company	Overview	Barrier to Compete
DBS Companies	**Boston Scientific**	Gaining EU market share from Medtronic[1]; Received US approval December, 2017	System change to add sensing 3-4 years; Focused on US market entry
	Medtronic	Largest company in DBS[1]	Complete system redesign on all major features 4-5 years
	Abbott	Gaining EU market share from Medtronic[1]	Complete system redesign on all major features: 4-5 years

Non-DBS Companies	**Nevro**	New company to the SCS pain market	Complete development from inception 4-5 years
	Nuvectra	5th place in the SCS pain market[2], focused on expanding into sacral nerve stimulation for incontinence and overactive bladder	Complete development from inception 4-5 years, licensed DBS program to Aleva
	Galvani	Completed OEM manufacturing agreement with Nexeon for 60 units in Q1	Focused primarily on industry partnerships[3]
	LivaNova	Strong global VNS for Epilepsy business	Complete development from inception

[1] Morgan Stanley: NANS 2017: The Field is Evolving; [2]SunTrust Robinson Humphrey: NVTR, The SCS Alternative; [3]Electroceuticals: the 'bonkers' gamble that could pay off for GlaxoSmithKline

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. ● www.nexeonmed.com 12 NEXEON

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Manufacturing Business: Historical Revenues & Synergies 13 • Attractive cash flows and EBITDA margins • Long - term contracts with key accounts • Production capacity to support growing pipeline Synergies include supply chain and lead manufacturing, potentially leading to 2nd product launch 2013 2014 2015 2016 2017 Total Revenue $5.6M $6.4M $6.1M $6.1M $7.4M Revenue Growth - 7% 14% - 5% 0% 21% Gross Profit $1.9M $2.1M $1.9M $1.9M $2.1M EBITDA $618,276 $634,567 $475,172 $609,164 $695,200 EBITDA/GP Margin % 33% 30% 25% 32% 33% Unaudited: Reflects Medi - Line Fiscal Year Apr - Mar and adjusted to U.S. GAAP. Euros converted to U.S. dollars at historic conversion rates.

Intermittent neurostimulation program



Auricular vagus nerve stimulation ("aVNS)

- Non-invasive activation of the vagus nerve for a variety of indications
- Primary product launch in the treatment of opioid withdrawl symptoms
- Funded clinical programs in atrial fibrillation and foreign language acquisition

Opioid Use Disorder (OUD), characterized by problematic symptoms of addiction to and withdrawal from opioids, is part of a public health crisis affecting more than **2 million** Americans.

Annual Economic **COSTS** of opioid abuse is estimated **~$15,000** per patient

$78B in total economic costs

*The risk of developing Atrial Fibrillation at age 40 is **1 in 4**[1]*

Annual Economic **COSTS** of atrial fibrillation[2] estimated **~$4,700** per patient

$6.65B with **276,000 ER visits** and **350,000 hospitalizations**

[1] http://www.preventaf-strokecrisis.org/; [2]https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3324990/

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PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com 15 Anticipated timelines 1 http://www.preventaf - strokecrisis.org/ ; 2 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3324990/ Indication Milestone Opioid withdrawal pilot Complete 2018 Opioid withdrawal pivotal Complete 2019 Opioid FDA approval 2020 Atrial fibrillation pilot Funded, complete in early 2019 Atrial fibrillation pivotal Funded, complete in early 2020 Atrial fibrillation CE Mark 2020

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Anticipated Timeline 2019 2018 Q2 Q1 Q4 ~$5.4M non - dilutive Non - dilutive funding aVNS data 1) Atrial Fibrillation N=10 2) Language acquisition N=60 Targeted DBS CE Mark Approval DBS PMA Target Approval 17 DBS European Sales Q4 Q3 aVNS data 1) Withdrawal Feasibility N=10 2020 Q2 Q1 Q4 Q3 aVNS data 1) Withdrawal Pivotal N=60 aVNS Withdrawal de Novo Submission aVNS Withdrawal approval Targeted DBS CE Mark Filing DBS PMA Target Filing US DBS sales S - 1 and NASDAQ Uplist

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com 13 Patents Granted 7 Patents Pending 68 Patents Granted 6 Patents Pending Transvascular Stimulation (Bates, MD portfolio) Remote Monitoring (Medtronic portfolio) Internet of Medical Things (Siemens portfolio) Proprietary IPG (Synaptix acquisition) Intellectual Property Portfolio 17

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC. www.nexeonmed.com Leadership WILL ROSELLINI Chairman, CEO CHRIS MILLER CFO • 6 advanced degrees related to neurotechnology • 15 - yr vet in neurotech • 4 successful exits (MTI in pivotal studies) • 15+ yrs serving as CFO, treasurer, and interim CFO for wide variety of early - stage & non - profit organizations, both public & private Doherty & Co., LLC

Nexeon MedSystems Inc. Corporate Overview www.nexeonmed.com